                                                                    EXHIBIT 99.1

        CERTIFICATION  PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of LIGHTHOUSE FAST FERRY, INC. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Cappaze, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Anthony Cappaze
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Anthony Cappaze
Chief Executive Officer
August 19, 2002